UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

Vapetek, Inc.

(Exact name of Company as specified in its charter)

Delaware; 000-54994; 46-3021464

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(State or other jurisdiction of (Commission File (IRS Employer incorporation) Number) Identification Number)

5445 Oceanus Drive, Suite # 102, Huntington Beach, CA. 92469

(Address of Principal Executive Offices)

(714)-916-9321

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On January 25, 2017, the Company dismissed the Independent Registered Public Accounting Firm, Anton & Chia, LLP (“A&C”) of Newport Beach, CA.

b.	A&C's report on the financial statements as of December 31, 2014 and December 31, 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended December 31, 2014, December 31, 2015 and through the current date, there have been no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of A&C would have caused them to make reference thereto in their report on the financial statements.

d..	During the year ended December 31, 2014, December 31, 2015 and the interim period through January 25, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

e.	The Company provided a copy of the foregoing disclosures to A&C prior to the date of the filing of this Report and requested that A&C furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.     On January 26, 2017, the Company engaged BF Borgers CPA PC (“BF”) of Lakewood, CO, as its new Independent Registered Public Accounting Firm. During the year ended December 31, 2014, December 31, 2015 and prior to January 26, 2017 (the date of the new engagement), we did not consult with BF regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by BF, in either case where  written or oral advice provided by BF would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

A. None

B. Exhibits

NUMBER	EXHIBIT
16.1	Letter from Anton & Chia, LLP dated February 16, 2017, regarding change in Registered Public Accounting Firm (filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vapetek, Inc.

Dated: February 16, 2017	/s/ Andy Michael Ibrahim
Andy Michael Ibrahim
Chief Executive Officer